    As filed with the Securities and Exchange Commission on November 24, 1998
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 NOVADIGM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                        22-3160347
------------------------------------                   -------------------------
      (STATE OF INCORPORATION)                            (I.R.S. EMPLOYER
                                                        IDENTIFICATION NUMBER)

                       ONE INTERNATIONAL BLVD., SUITE 200
                            MAHWAH, NEW JERSEY 07495
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             1992 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                      ------------------------------------

                              ALBION J. FITZGERALD
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 NOVADIGM, INC.
                           185 BERRY STREET, SUITE 315
                         SAN FRANCISCO, CALIFORNIA 94107
                                 (415) 541-8420
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                      ------------------------------------

                                    Copy to:
                             DOUGLAS H. COLLOM, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94303
                                 (650) 493-9300

                      ------------------------------------

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                            PROPOSED           PROPOSED
                                                             MAXIMUM           MAXIMUM
       TITLE OF EACH CLASS               AMOUNT             OFFERING          AGGREGATE         AMOUNT OF
        OF SECURITIES TO                  TO BE               PRICE            OFFERING       REGISTRATION
          BE REGISTERED                REGISTERED           PER SHARE           PRICE              FEE
-------------------------------------------------------------------------------------------------------------
Common Stock
  $0.001 par value.............      500,000 shares          $7.3750        $3,687,500.00     $1,025.13
-------------------------------------------------------------------------------------------------------------

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on November 23, 1998.

================================================================================

               The contents of the Registrant's Form S-8 Registration Statement No. 333-23951 as filed with the Commission on March 25, 1997 are incorporated herein by reference.



        PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 8.        Exhibits


                EXHIBIT
                NUMBER                         DOCUMENTS
              -----------  -----------------------------------------------------
                   4.1     1992 Stock Option Plan and form of Notice of Stock
                           Option Grant and Stock Option Agreement thereunder,
                           as amended July 24, 1998

                   5.1     Opinion of Wilson Sonsini Goodrich & Rosati, a
                           Professional Corporation

                  23.1     Consent of Independent Public Accountants

                  23.2     Consent of Counsel (contained in Exhibit 5.1)

                  24.1     Power of Attorney (see page II-3)

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Novadigm, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mahwah, State of New Jersey, on this 23rd day of November, 1998.



                                        NOVADIGM, INC.



                                        By:  /s/ Wallace D. Ruiz
                                             -----------------------------------
                                             Wallace D. Ruiz
                                             Vice President, Finance, Treasurer,
                                             and Chief Financial Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, Wallace D. Ruiz as his or her attorney-in-fact, with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



               SIGNATURE                                   TITLE                          DATE
-------------------------------------     --------------------------------------   ------------------
/s/ Albion J. Fitzgerald                  Chairman of the Board, Chief Executive   November 23, 1998
-------------------------------------     Officer and President (Principal
(Albion J. Fitzgerald)                    Executive Officer)


/s/ Wallace D. Ruiz                       Vice President, Finance, Treasurer and   November 23, 1998
-------------------------------------     Chief Financial Officer (Principal
(Wallace D. Ruiz)                         Financial and Accounting Officer)


/s/ Robert B. Anderson                    Executive Vice President, Chief          November 23, 1998
-------------------------------------     Operating Officer, Secretary and
(Robert B. Anderson)                      Director


/s/ Deborah Doyle McWhinney               Director                                 November 23, 1998
-------------------------------------
(Deborah Doyle McWhinney)


/s/ H. Kent Petzold                       Director                                 November 23, 1998
-------------------------------------
(H. Kent Petzold)

                                INDEX TO EXHIBITS



                EXHIBIT
                NUMBER                         EXHIBIT
              -----------  -----------------------------------------------------
                   4.1     1992 Stock Option Plan and form of Notice of Stock
                           Option Grant and Stock Option Agreement thereunder,
                           as amended July 24, 1998

                   5.1     Opinion of Wilson Sonsini Goodrich & Rosati, a
                           Professional Corporation

                  23.1     Consent of Independent Public Accountants

                  23.2     Consent of Counsel (contained in Exhibit 5.1)

                  24.1     Power of Attorney (see page II-3)